UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21533

Salomon Brothers Inflation Management Fund Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 725-6666

Date of fiscal year end: October 31
Date of reporting period: October 31, 2005

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

E X P E R I E N C E	Salomon Brothers Inflation Management Fund Inc.

A N N UA L R E P O R T

OCTOBER 31, 2005
INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Salomon Brothers Inflation Management Fund Inc.

          Annual Report • October 31, 2005

What’s Inside Fund Objective The Fund’s investment objective is total return and current income.	Letter from the Chairman	1

	Manager Overview	5

	Fund at a Glance	9

	Schedule of Investments	10

	Statement of Assets and Liabilities	16

	Statement of Operations	17

	Statements of Changes in Net Assets	18

	Statement of Cash Flows	19

	Financial Highlights	20

	Notes to Financial Statements	21

	Report of Independent Registered Public Accounting Firm	31

	Board Approval of Management Agreement	32

	Additional Information	43

	Annual Chief Executive Officer and Chief Financial Officer
	Certification	47

	Dividend Reinvestment Plan	48

	Important Tax Information	50

Under a licensing agreement between Citigroup and Legg Mason, the names of funds, the names of any classes of shares of funds, and the names of investment advisers of funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi,” “Citigroup Asset Management,” and “Davis Skaggs Investment Management”. Legg Mason and its affiliates, as well as the Fund’s investment adviser, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

Letter from the Chairman
R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy was surprisingly resilient during the fiscal year of this report. While surging oil prices, rising interest rates, and the impact of Hurricanes Katrina and Rita threatened to derail the economic expansion, growth remained solid throughout the period. After a 3.3% advance in the second quarter of 2005, third quarter gross domestic product (“GDP”)[i] growth grew to 4.3%, marking the tenth consecutive quarter in which GDP growth grew 3.0% or more.

     As expected, the Federal Reserve Board (“Fed”)ii continued to raise interest rates in an attempt to ward off inflation. After raising rates three times from June 2004 through September 2004, the Fed increased its target for the federal funds rateiii in 0.25% increments eight additional times over the reporting period. The Fed again raised rates in early November, after the Fund’s reporting period had ended. All told, these twelve rate hikes by the Fed have brought the target for the federal funds rate from 1.00% to 4.00%. This represents the longest sustained Fed tightening cycle since 1976-1979.

     During much of the fiscal year, the fixed income market confounded investors as short term interest rates rose in concert with the Fed rate tightening, while longer-term rates, surprisingly, declined. However, due to a spike late in the period, the 10-year Treasury yield was 4.56% on October 31 2005, versus 4.11% when reporting the period began. Nevertheless, this was still lower than its yield of 4.62% when the Fed began its tightening cycle on June 30, 2004. Looking at the one-year period as a whole, the overall bond market, as measured by the Lehman Brothers Aggregate Bond Index,iv returned 1.13%.

Salomon Brothers Inflation Management Fund Inc.      1

     The high yield market was volatile but ended the fiscal year in positive territory. High yield bonds fell sharply in the Spring of 2005 as investors became concerned over the bond downgrades for General Motors and Ford Motor Company. However, the high yield market subsequently rallied as the uncertainty surrounding the downgrades lifted and investors searched for incremental yield. Over the reporting period, the Citigroup High Yield Market Index,[v] returned 3.55%.

     During the fiscal year, emerging markets debt, as represented by the JP Morgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned a strong 10.54% . Continued strength in commodity prices, including metals, agriculture, and oil supported many emerging market countries and more than offset the negatives associated with rising U.S. interest rates.

     Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year covered by this report and to learn how those conditions have affected Fund performance.

Special Shareholder Notice

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate. As of December 19, 2005, the Fund’s shareholders had not yet approved the new investment management contract.

     As a result, the Fund’s Board has approved an interim investment management contract with the Manager to ensure that the Fund’s assets continue to be managed without interruption. If a new management contract is not approved by April 30, 2006, the interim management contract will terminate on that date. Management fees will be held in escrow and not paid to the Manager until shareholders approve the new investment management contract with the Manager. If shareholders do not approve the contract, the management fees held in escrow will be disbursed in accordance with applicable law.

2      Salomon Brothers Inflation Management Fund Inc.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the open-end fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

     Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

     As previously described in proxy statements that were mailed to shareholders of the Fund in connection with the transaction, Legg Mason intends to combine the fixed-income operations of the Manager with those of Legg Mason’s wholly-owned subsidiary, Western Asset Management Company, and its affiliates, (“Western Asset”). This combination will involve Western Asset and the Manager sharing common systems and procedures, employees (including portfolio managers), investment trading platforms, and other resources. At a future date Legg Mason expects to recommend to the Boards of Directors of the Fund that Western Asset be appointed as the adviser or sub-adviser to the Fund, subject to applicable regulatory requirements. The combination is also expected to result in changes to portfolio managers or portfolio management teams for a number of funds, subject to Board oversight and appropriate notice to shareholders.

     The Fund has been advised by the Manager that, in anticipation of this combination, Legg Mason and Western Asset have come to a mutually beneficial agreement with a select group of portfolio managers and other investment professionals from the Manager of the Fund, including Peter Wilby. The agreement provides them the opportunity to start a new firm based in New York focusing on high yield, emerging market debt, and specialty fixed income strategies. Importantly, the group has committed to remain employed with the Manager through March 31, 2006 to assist in the orderly integration of the fixed-income operations of the Manager, including the management of the Fund, with those of Western Asset.

Salomon Brothers Inflation Management Fund Inc.      3

Western Asset has also entered into a consulting agreement with the group, effective as of April 1, 2006, to ensure an effective and orderly transition of portfolio management and Board liaison responsibilities for the funds to Western Asset The Board will be working with the Manager, Western Asset, and the portfolio managers to implement an orderly combination of the Manager’s fixed income operations and Western Asset in the best interests of the Fund and its share holders.

     As always, thank you for your confidence in our steward ship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman and Chief Executive Officer

December 1, 2005

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

v	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

vi	JP Morgan Emerging Markets Bond Index Global (EMBI Global) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

4      Salomon Brothers Inflation Management Fund Inc.

Manager Overview

Q.  What were the overall market conditions during the Fund’s reporting period?

A.  During the 12 months ended October 31, 2005, markets were primarily driven by the Federal Reserve Board (“Fed”)i activity, employment and inflation data and rising energy costs, exacerbated near period-end by the devastating impact of Hurricane Katrina on the U.S. Gulf Coast. The Fed’s eight “measured” 25-basis-pointii hikes during the period brought the federal funds rate to 3.75% from 1.75% by the reporting period’s end. The Fed raised the federal funds rateiii an additional quarter point to 4.00% on November 1st, after the close of the reporting period. These measured, consecutive rate hikes exerted upward pressure on short-term bond yields, driving 2-year yields up about 183 basis points during the 12 months. However, in what Fed Chairman Alan Greenspan termed a “conundrum,” yields on the long bond stayed low during the period, even declining slightly (four basis points) over the 12 months despite relinquishing all gains to end 53 basis points higher by period-end. This sharp rise in short yields and relative stagnation in longer yields resulted in the extensive yield curveiv flattening seen during the period.

     As the market fully expected each 25-basis-point hike in the federal funds rate during the period – thanks to the Fed’s well-advertised intentions to raise rates at a measured pace – investors spent much of the reporting period dissecting language from the Fed for clues on its assessment of the U.S. economy and the pace of rate hikes. The Fed reiterated throughout the year that it would increase rates “at a pace that is likely to be measured” and, starting in June 2004, added that, “the Committee will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability.” In its most recent statement (from the September 20th meeting), the Fed noted that core inflation remained low near the end of the period and long-term inflation expectations remained “contained” (even if the language was downgraded from the “well contained” language used at prior meetings).

     Slowing global growth, rising inflation and surging oil prices undoubtedly restrained economic activity during the reporting period, with Gross Domestic Product (“GDP”)v declining year-over-year to 3.8% growth in first quarter 2005 (from first quarter 2004’s 4.5% pace) and to 3.4% growth in second quarter 2005 (from second quarter 2004’s 3.5%) . However, economic growth remained remarkably resilient into the third quarter, particularly after fears of a sharp slowdown in the wake of Hurricanes Katrina and Rita, gaining 3.8% on an annualized basis versus 3.9% last year and consensus expectations of 3.6% growth. Although growth remained strong throughout the reporting period, fears of potential slowing, combined with increasing inflation, drove markets. Oil prices, which breached $70 per barrel before reporting period-end, continue to cast a pall on growth and consumer spending expectations.

     This was particularly true in the latter half of the reporting period, as investors assessed the potential impact of Hurricanes Katrina and Rita on U.S. economic growth, inflation and the pace of interest rates and growth indicators turned increasingly mixed. For example, the U.S. labor market began to pick up in early 2004 and continued to improve through most of the Fund’s fiscal year, although the pace of improvement remained uneven from month to month. Unemployment fell through the majority of the reporting period, declining from 5.5% in October 2004 to 4.9% in August 2005. However, employment skyrocketed, even if not as much as expected, in the wake of Hurricane Katrina, and the

Salomon Brothers Inflation Management Fund Inc. 2005 Annual Report      5

unemployment rate rose to 5.0% in October. Industrial production and retail sales also remained positive through most of the reporting period, even considering the volatility in the auto sector as General Motors and Ford were successively downgraded by three major statistical credit rating agencies to below investment grade. Again, however, as with employment, industrial production and retail sales data turned negative near the reporting period’s end as the effects of Hurricane Katrina roiled through the economy, reductions in auto production hit the market and the highly successful automotive dealer incentive packages offered through the summer came to an end.

     While inflationary pressures from sustained high commodity prices began to creep into the economy, particularly near the end of the reporting period, continued strong growth and limited wage pressures are keeping long-term inflation expectations “contained”. Core inflation rates, in particular, remained subdued throughout the period despite growing inflationary pressure. Specifically, Core Consumer Price Index (CPI) inflation rose only 0.1% year-over-year to 2.1% in October 2005, and core Producer Price Index (PPI) inflation edged up only 0.1% year-over-year to 1.9% in September 2005. However, both consumer and producer headline inflation rose dramatically by period end as continually high and rising energy prices and competitive pricing pressures began to be passed through to the consumer. Headline CPI inflation rose approximately 1.1% to 4.3% in October 2005 versus October 2004, and headline PPI inflation increased 1.5% to 5.9% over the same period. Pricing pressures were also seen in the core PCE deflator, the Fed’s preferred measure of inflation, which rose 0.5% versus September 2004 to 2.0% year-over-year in the latest September reading.

Performance Review

For the 12 months ended October 31, 2005, the Salomon Brothers Inflation Management Fund returned –2.32%, based on its New York Stock Exchange (“NYSE”) market price and 3.42% based on its net asset value (“NAV”)vi per share. In comparison, the Fund’s unmanaged benchmark, the Lehman Brothers Global Real Index: U.S. TIPSvii, returned 2.94% and its Lipper General U.S. Government Closed-End Funds Category Averageviii increased 2.85% over the same time frame. Please note that Lipper performance returns are based on each Fund’s NAV.

     During the 12-month period, the Fund made distributions to shareholders totaling $1.1810 per share, (which may have included a return of capital). The performance table shows the Fund’s 12-month total return based on its NAV and market price as of October 31, 2005. Past performance is no guarantee of future results.

Fund Performance as of October 31, 2005 (unaudited)

Price	12 Month
Per Share	Total Return

$19.22 (NAV)	3.42%

$17.02 (Market Price)	-2.32%

All figures represent past performance and are not a guarantee of future results.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares.

6      Salomon Brothers Inflation Management Fund Inc. 2005 Annual Report

Q.  What were the most significant factors affecting Fund performance? What were the leading contributors to performance?

A.  The portfolio’s underweight allocation to the shorter portion of the U.S. TIPS yield curve and overweight in the 20+ year portion of the TIPS yield curve positively contributed to performance during the 12 months ending October 31,2005, as short yields rose dramatically during the period as the curve flattened. In addition, our allocation to floating-rate asset-backed securities (ABS) performed well versus other fixed income asset classes, as returns rose in step with increases in the London Interbank Offered Rate (LIBOR), which, in turn, increased on the back of hikes in the federal funds rate. The Fund’s minor allocation to emerging markets debt also contributed to performance during the period, as emerging markets advanced amid continued strong market fundamentals and technicals.

Q.  What were the leading detractors from performance?

A.  Although short-term adjustable yields rose during the annual period, the Fund’s shorter overall duration position versus the benchmark detracted from the Fund’s relative performance early in the period, as longer-dated securities rallied on heightened inflation fears and breakevens1 continued to rise. We continue to maintain our exposure to floating-rate asset-backed securities (“ABS floaters”) as a hedge against any potential moderation or even decline in inflation, during which times ABS floaters tend to outperform traditional U.S. TIPS while nominal yields continue to rise.

1      Breakevens are the difference in yields between U.S. TIPS and nominals and the market’s implied inflation forecast.

Q.  Were there any significant changes to the Fund during the reporting period?

A.  We reduced overall duration in the portfolio versus the benchmark in advance of the remarkable yield curve flattening seen during the 12 months ended October 31, 2005. Although remaining somewhat defensive (i.e., slightly short), we brought the portfolio’s duration closer to neutral as rates backed up and the 10-year U.S. Treasury bond sold off in the latter half of the period. We also removed our yield curve flattener trade, in which we had underweighted the short-end of the yield curve and overweighted the long end in anticipation of further flattening.

     Late in the 12 months ending October 31, 2005, we took profits in our emerging markets debt allocation as the tightening of spreads reached near all-time highs and reinvested assets into U.S. Treasuries.

Looking for Additional Information?

The Fund is traded under the symbol “IMF” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol XIMFX. Barron’s and The Wall Street Journal’s Monday editions carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.citigroupam.com.

     In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 or 1-800-SALOMON (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price, and other information.

Salomon Brothers Inflation Management Fund Inc. 2005 Annual Report      7

     Thank you for your investment in the Salomon Brothers Inflation Management Fund Inc. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

David Torchia
Portfolio Manager

December 1, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. If interest rates rise, but the rate of inflation does not, the Fund’s performance will be adversely affected. The Fund is not diversified, which means that it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund. This may magnify the fund’s losses from events affecting a particular issuer. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	A basis point is one one-hundredth (1/100 or 0.01) of one percent.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but differ- ent maturities.

v	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

vi	NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vii	The Lehman Brothers Global Real Index: U.S. TIPS (“LBGR TIPS”) represents an unmanaged market index is made up of U.S. Treasury Inflation Linked Index securities.

viii	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended October 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 4 funds in the Fund’s Lipper category, and excluding sales charges.

8      Salomon Brothers Inflation Management Fund Inc. 2005 Annual Report

Fund at a Glance (unaudited)

Investment Breakdown

Salomon Brothers Inflation Management Fund Inc. 2005 Annual Report      9

Schedule of Investments (October 31, 2005)

SALOMON BROTHERS INFLATION MANAGEMENT FUND INC.

Face
Amount†	Security	Value

U.S. TREASURY INFLATION PROTECTED SECURITIES‡ — 78.7%
	U.S. Treasury Bonds, Inflation Indexed:
$ 109,215	3.000% due 7/15/12	$116,813
47,160,475	2.375% due 1/15/25	49,089,291
	U.S. Treasury Notes, Inflation Indexed:
3,889,568	3.625% due 1/15/08	4,070,981
84,653,352	3.875% due 1/15/09	90,625,392
7,819,905	4.250% due 1/15/10	8,622,368
37,195,900	2.000% due 1/15/14	37,310,687
29,103,720	1.625% due 1/15/15	28,240,853

	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES
	(Cost — $218,906,675)	218,076,385

ASSET-BACKED SECURITIES — 8.7%
Credit Card — 0.1%
276,676	First Consumers Master Trust, Series 2001-A, Class A,
	4.430% due 9/15/08 (a)	275,106

Home Equity — 8.6%
1,000,000	ACE Securities Corp., Series 2004-OP1, Class M3, 5.288% due 4/25/34 (a)	1,002,400
	Aegis Asset-Backed Securities Trust:
500,000	Series 2004-5, Class M2, 5.258% due 12/25/34 (a)	506,193
188,178	Series 2004-5N, 5.000% due 12/25/34 (b)	186,456
236,105	Series 2004-6N, 4.750% due 3/25/35 (b)	234,813
	Ameriquest Mortgage Securities Inc.:
750,000	Series 2004-R08, Class M10, 6.538% due 9/25/34 (a)(b)	709,893
500,000	Series 2004-R11, Class M5, 5.238% due 11/25/34 (a)	509,676
665,000	Amortizing Residential Collateral Trust, Series 2004-1, Class M4,
	5.088% due 10/25/34 (a)	678,194
182,383	AQ Finance NIM Trust, Series 2004-RN5, Class A, 5.193% due 6/25/34 (b)	181,625
	Argent NIM Trust:
23,290	Series 2004-WN08, Class A, 4.700% due 7/25/34 (b)	23,266
400,000	Series 2004-WN10, Class B, 7.385% due 11/25/34 (b)	404,930
500,000	Argent Securities Inc., Series 2004-W8\Class M10, 7.538% due 5/25/34 (a)	491,531
750,000	Asset-Backed Funding Certificates, Series 2004-FF1, Class M2,
	5.488% due 1/25/34 (a)	760,945
454,788	Asset-Backed Funding Corp. NIM Trust, Series 2004-OPT4, Class N1,
	4.450% due 5/26/34 (b)	452,297
963,898	Bear Stearns Asset-Backed Securities Inc., Series 2005-AC4, Class M2,
	4.708% due 7/25/35 (a)	963,894
	Bear Stearns Asset-Backed Securities NIM Trust:
132,950	Series 2004-FR1N, Class A1, 5.000% due 5/25/34 (b)	132,222
115,852	Series 2004-HE6N, Class A1, 5.250% due 8/25/34 (b)	115,304
442,662	Series 2004-HE8N, Class A1, 5.000% due 9/25/34 (b)	440,432
	Countrywide Asset-Backed Certificates:
1,250,000	Series 2004-BC4, Class M2, 4.888% due 10/25/34 (a)	1,254,757
757,529	Series 2004-02N, Class N1, 5.000% due 2/25/35 (b)	753,444
172,684	Series 2004-05N, Class N1, 5.500% due 10/25/35 (b)	172,057
178,624	Series 2004-11N, Class N, 5.250% due 4/25/36 (b)	177,672

See Notes to Financial Statements.

10      Salomon Brothers Inflation Management Fund Inc. 2005 Annual Report

Schedule of Investments (October 31, 2005) (continued)

Face
Amount†	Security	Value

Home Equity — 8.6% (continued)
$ 171,577	CS First Boston Mortgage Securities Corp., Series 2001-HE16, Class M2,
	5.238% due 11/25/31 (a)	$172,116
230,088	Finance America NIM Trust, Series 2004-01, Class A,
	5.250% due 6/27/34 (b)	229,780
500,000	First Franklin Mortgage Loan Trust NIM, Series 2004-FF10, Class N2,
	6.000% due 11/26/34 (b)(c)	489,960
	GSAMP Trust:
500,000	Series 2004-OPT, Class M3, 5.188% due 11/25/34 (a)	503,581
280,024	Series 2005-OPTN, 5.000% due 11/25/34 (b)	279,828
266,145	Long Beach Asset Holdings Corp., Series 2004-06, Class N2,
	7.500% due 11/25/34 (b)	247,116
500,000	Long Beach Mortgage Loan Trust, Series 2004-06, Class M2,
	5.188% due 11/25/34 (a)	501,998
1,500,000	MASTR Asset-Backed Securities Trust, Series 2004-OPT2, Class M4,
	5.038% due 9/25/34 (a)	1,512,604
236,671	Merrill Lynch Mortgage Investors Inc., Series 2005-WM1N, Class N1,
	5.000% due 9/25/35 (b)	234,403
	Morgan Stanley Asset Backed Securities Capital I:
1,000,000	Series 2004-HE4, Class M2, 5.338% due 5/25/34 (a)	1,000,582
500,000	Series 2004-NC8, Class M4, 5.038% due 9/25/34 (a)	505,990
500,000	Series 2004-HE9, Class M6, 5.288% due 11/25/34 (a)	505,716
500,000	Series 2004-OP1, Class M5, 5.088% due 11/25/34 (a)	506,689
	Novastar Home Equity Loan:
1,000,000	Series 2004-02, Class M5, 5.538% due 9/25/34 (a)	1,012,824
500,000	Series 2004-4, Class M4, 5.138% due 3/25/35 (a)	500,625
88,070	Novastar NIM Trust, Series 2004-N2, 4.458% due 6/26/34 (b)	87,815
500,000	Option One Mortgage Loan Trust, Series 2002-4, Class M2,
	5.168% due 7/25/32 (a)	502,401
500,000	Park Place Securities Inc., Series 2004-WWF1, Class M4,
	5.138% due 2/25/35 (a)	509,664
1,000,000	Park Place Securities NIM Trust, Series 2004-WWF1, Class B,
	6.290% due 1/25/35 (b)	995,625
875,000	Renaissance Home Equity Loan Trust, Series 2003-4, Class M3,
	5.938% due 3/25/34 (a)	886,177
500,000	Residential Asset Securities Corp., Series 2004-KS10, Class M2,
	5.188% due 11/25/34 (a)	506,767
	Sail NIM Notes:
264,512	Series 2004-002A, Class A, 5.500% due 3/27/34 (b)	264,485
148,133	Series 2004-005A, Class A, 4.500% due 6/27/34 (b)	148,133
121,532	Series 2004-008A, Class A, 5.000% due 9/27/34 (b)	120,902
398,357	Series 2004-AA, Class B, 7.500% due 10/27/34 (b)	318,685
279,123	Series 2004-010A, Class B, 7.000% due 11/27/34 (b)	267,958
	Series 2004-BN2A:
195,911	Class A, 5.000% due 12/27/34 (b)	195,452
230,159	Class B, 7.000% due 12/27/34 (b)	177,637
160,362	Series 2004-011A, Class A2, 4.750% due 1/27/35 (b)	159,492

See Notes to Financial Statements.

Salomon Brothers Inflation Management Fund Inc. 2005 Annual Report      11

Schedule of Investments (October 31, 2005) (continued)

Face
Amount†	Security	Value

Home Equity — 8.6% (continued)
	Sharp SP I LLC, NIM Trust:
$ 133,016	Series 2004-HS1N, 5.920% due 2/25/34 (b)	$131,371
190,908	Series 2004-OP1N, 5.190% due 4/25/34 (b)	190,693
140,295	Series 2005-HE1N, 5.190% due 2/25/35 (b)	139,764

	Total Home Equity	23,958,834

	TOTAL ASSET-BACKED SECURITIES
	(Cost — $24,230,187)	24,233,940

COLLATERALIZED MORTGAGE OBLIGATIONS — 2.0%
13,147,847	Federal Home Loan Mortgage Corp. (FHLMC), Series 2777, Class PI, PAC, IO,
	5.000% due 5/15/24	1,082,066
8,849,428	Federal National Mortgage Association (FNMA), Series 339, Class 30, IO,
	5.500% due 7/1/18 (a)	1,600,321
	Government National Mortgage Association (GNMA):
1,356,518	Series 2003-8, Class JI, PAC IO, 5.500% due 2/16/26	9,628
3,262,361	Series 2003-6, Class PI, PAC IO, 5.500% due 9/20/28	115,429
1,262,481	Series 2003-77, Class TI, PAC IO, 6.000% due 11/16/28	27,871
500,000	GS Mortgage Securities Corp. II, Series 2002-FL5A, Class D,
	5.120% due 6/16/14 (a)(b)	500,492
148,945	Homestar NIM Trust, Series 2004-6, Class A1, 5.500% due 1/25/35 (b)	149,108
915,785	Merit Securities Corp., Series 11PA, Class B2, 5.570% due 9/28/32 (a)(b)	893,606
384,990	Saco I Trust, Series 2005-2, Class A, 4.238% due 4/25/35 (a)(b)	384,990
	Structured Asset Securities Corp.:
213,888	Series 1998-2, Class M1, 5.138% due 2/25/28 (a)	214,103
509,849	Series 1998-3, Class M1, 5.038% due 3/25/28 (a)	510,449

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost — $6,517,827)	5,488,063

CORPORATE BONDS & NOTES — 2.7%
Diversified Financial Services — 2.5%
1,500,000	Ford Motor Credit Co., Notes, 5.720% due 1/15/10 (a)	1,363,881
1,500,000	General Motors Acceptance Corp., Notes, 6.070% due 12/1/14 (a)	1,412,248
3,100,000	Lehman Brothers Holdings Inc., Medium-Term Notes, Series G,
	4.080% due 9/28/07 (a)	3,081,648
1,000,000	Residential Capital Corp., 5.385% due 6/29/07 (a)(b)	1,008,443

	Total Diversified Financial Services	6,866,220

Mining — 0.0%
125,000	Corporacion Nacional del Cobre-Codelco, Notes, 5.500% due 10/15/13	126,547

Oil & Gas — 0.2%
	Petronas Capital Ltd.:
100,000	7.000% due 5/22/12 (b)	110,123
250,000	7.875% due 5/22/22 (b)	304,637

	Total Oil & Gas	414,760

	TOTAL CORPORATE BONDS & NOTES
	(Cost — $7,284,429)	7,407,527

See Notes to Financial Statements.

12      Salomon Brothers Inflation Management Fund Inc. 2005 Annual Report

Schedule of Investments (October 31, 2005) (continued)

Face
Amount†		Security	Value

MORTGAGE-BACKED SECURITY — 1.3%
FHLMC — 1.3%
$ 3,422,284		Federal Home Loan Mortgage Corp. (FHLMC), Gold, 8.500% due 9/1/24
		(Cost — $3,776,775)	$3,715,056

SOVEREIGN BONDS — 4.7%
Argentina — 0.2%
		Republic of Argentina:
100,000	EUR	10.250% due 1/26/07 (d)	40,783
223,125		4.005% due 8/3/12 (a)	198,227
369,811	ARS	Discount Bonds, 5.830% due 12/31/33	146,362
150,000	EUR	8.500% due 7/1/64 (d)	59,375

		Total Argentina	444,747

Brazil — 1.1%
		Federative Republic of Brazil:
805,000		11.000% due 8/17/40	968,616
419,000		Collective Action Security, 8.000% due 1/15/18	433,246
1,625,030		DCB, Series L, 5.250% due 4/15/12 (a)	1,587,451

		Total Brazil	2,989,313

Bulgaria — 0.0%
175,000		Republic of Bulgaria, 8.250% due 1/15/15 (b)	210,000

Chile — 0.1%
150,000		Republic of Chile, 5.500% due 1/15/13	153,823

China — 0.0%
70,000		People’s Republic of China Notes, 4.750% due 10/29/13	68,177

Colombia — 0.2%
		Republic of Colombia:
455,000		11.750% due 2/25/20	614,250
50,000		8.125% due 5/21/24	51,925
10,000		10.375% due 1/28/33	12,550

		Total Colombia	678,725

Ecuador — 0.1%
205,000		Republic of Ecuador, step bond to yield 11.100% due 8/15/30 (b)	184,500

El Salvador — 0.0%
105,000		Republic of El Salvador, 7.750% due 1/24/23 (b)	114,188

Mexico — 1.0%
		United Mexican States:
150,000		6.625% due 3/3/15	160,388
90,000		11.375% due 9/15/16	130,500
125,000		8.125% due 12/30/19	149,906
155,000		Series XW, 10.375% due 2/17/09	179,800
		Medium-Term Notes, Series A:
1,300,000		5.875% due 1/15/14	1,326,000
600,000		8.000% due 9/24/22	717,000

		Total Mexico	2,663,594

See Notes to Financial Statements.

Salomon Brothers Inflation Management Fund Inc. 2005 Annual Report      13

Schedule of Investments (October 31, 2005) (continued)

Face
Amount†
	Security	Value

Panama — 0.2%
	Republic of Panama:
280,000	8.875% due 9/30/27	$
327,600

15,000	9.375% due 4/1/29	18,413
171,815	PDI, 4.688% due 7/17/16 (a)	166,660

	Total Panama	512,673

Peru — 0.2%
	Republic of Peru:
150,000	9.875% due 2/6/15	185,812
35,000	8.750% due 11/21/33	40,425
343,000	FLIRB, 5.000% due 3/7/17 (a)	324,564
100,000	Global Bonds, 7.350% due 7/21/25	101,500

	Total Peru	652,301

Philippines — 0.2%
	Republic of the Philippines:
100,000	8.250% due 1/15/14	102,813
155,000	9.375% due 1/18/17	170,112
165,000	10.625% due 3/16/25	190,884
150,000	Senior Notes, 9.500% due 2/2/30	158,625

	Total Philippines	622,434

Poland — 0.1%
150,000	Republic of Poland, Notes, 5.250% due 1/15/14	152,078

Russia — 0.4%
	Russian Federation:
150,000	11.000% due 7/24/18	219,000
555,000	12.750% due 6/24/28 (b)	1,005,938
20,000	step bond to yield 5.702% due 3/31/30 (b)	22,231

	Total Russia	1,247,169

South Africa — 0.1%
	Republic of South Africa:
75,000	9.125% due 5/19/09	84,375
125,000	6.500% due 6/2/14	134,062

	Total South Africa	218,437

Turkey — 0.3%
	Republic of Turkey:
50,000	11.750% due 6/15/10	61,500
150,000	11.000% due 1/14/13	189,000
175,000	7.250% due 3/15/15	182,000
275,000	7.000% due 6/5/20	269,500
110,000	7.375% due 2/5/25	109,037
100,000	11.875% due 1/15/30	145,375

	Total Turkey	956,412

Ukraine — 0.1%
140,000	Republic of Ukraine, 7.650% due 6/11/13 (b)	150,675

See Notes to Financial Statements.

14      Salomon Brothers Inflation Management Fund Inc. 2005 Annual Report

Schedule of Investments (October 31, 2005) (continued)

Face
Amount†	Security	Value

Uruguay — 0.1%
	Republic of Uruguay, Benchmark Bonds:
$ 175,000	7.250% due 2/15/11	$178,500
100,000	7.500% due 3/15/15	98,500

	Total Uruguay	277,000

Venezuela — 0.3%
	Bolivarian Republic of Venezuela:
50,000	8.500% due 10/8/14	54,550
225,000	7.650% due 4/21/25	224,325
370,000	Collective Action Security, 10.750% due 9/19/13	451,400

	Total Venezuela	730,275

	TOTAL SOVEREIGN BONDS
	(Cost — $12,424,849)	13,026,521

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS
	(Cost — $273,140,742)	271,947,492

SHORT-TERM INVESTMENTS — 1.9%
Repurchase Agreements — 1.9%
2,296,000	Interest in $572,678,000 joint tri-party repurchase agreement
	dated 10/31/05 with Deutsche Bank Securities Inc., 4.000%
	due 11/1/05, Proceeds at maturity — $2,296,255; (Fully
	collateralized by various U.S. government agency obligations
	0.000% to 7.125% due 11/28/05 to 1/15/30;
	Market value — $2,341,933)	2,296,000
3,000,000	Interest in $689,187,000 joint tri-party repurchase agreement
	dated 10/31/05 with Merrill Lynch, Pierce, Fenner & Smith Inc.,
	4.000% due 11/1/05, Proceeds at maturity — $3,000,333;
	(Fully collateralized by U.S. Treasury obligations, 0.000% to
	3.750% due 11/3/05 to 5/15/08; Market value — $3,060,007)	3,000,000

	TOTAL SHORT-TERM INVESTMENTS
	(Cost — $5,296,000)	5,296,000

	TOTAL INVESTMENTS — 100.0% (Cost — $278,436,742#)	277,243,492

†	Face amount denominated in U.S. dollars, unless otherwise indicated.
‡	All or a portion of these securities are segregated as collateral for reverse purchase agreements.
(a)	Variable rate securities. Coupon rates disclosed are those which are in effect at October 31, 2005.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guide-
lines approved by the Board of Directors, unless otherwise noted.
(c)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (see Note 1).
(d)	Security is currently in default.
#	Aggregate cost for federal income tax purposes is $281,074,943.

Abbreviations used in this schedule:
 ARS — Argentine Peso
DCB — Debt Conversion Bond
 EUR — Euro Currency
 FLIRB — Front-Loaded Interest Reduction Bonds
 IO — Interest Only
 MASTR — Mortgage Asset Securitization Transactions Inc.
 NIM — Net Interest Margin
PDI — Past Due Interest

See Notes to Financial Statements.

Salomon Brothers Inflation Management Fund Inc. 2005 Annual Report      15

Statement of Assets and Liabilities (October 31, 2005)

ASSETS:
Investments, at value (Cost — $278,436,742)	$277,243,492
Cash	541
Interest receivable	2,217,399
Prepaid expenses	5,367

Total Assets	279,466,799

LIABILITIES:
Payable for open reverse repurchase agreement	93,642,500
Interest payable (Note 3)	256,997
Payable for securities purchased	168,857
Management fee payable	142,629
Payable for offering costs	17,715
Directors’ fees payable	615
Accrued expenses	132,181

Total Liabilities	94,361,494

Total Net Assets	$185,105,305

NET ASSETS:
Par value ($0.001 par value; 9,632,505 shares issued and outstanding;
100,000,000 shares authorized)	$9,633
Paid-in capital in excess of par value	183,589,137
Undistributed net investment income	1,683,663
Accumulated net realized gain on investments, swap contracts and foreign
currency transactions	1,016,208
Net unrealized depreciation on investments and foreign currency transactions	(1,193,336)

Total Net Assets	$185,105,305

Shares Outstanding	9,632,505

Net Asset Value	$19.22

See Notes to Financial Statements.

16      Salomon Brothers Inflation Management Fund Inc. 2005 Annual Report

Statement of Operations (For the year ended October 31, 2005)

INVESTMENT INCOME:
Interest	$14,154,421

EXPENSES:
Interest expense (Notes 1 and 3)	2,604,848
Management fee (Note 2)	1,656,430
Directors’ fees	55,269
Audit and tax	53,524
Legal fees	52,804
Shareholder reports	51,480
Custody fees	39,596
Transfer agent fees	21,132
Stock Exchange listing fees	17,048
Insurance	2,790
Miscellaneous expenses	5,388

Total Expenses	4,560,309

Net Investment Income	9,594,112

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS, SWAP CONTRACTS AND
FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investments	4,346,278
Swap contracts	647
Foreign currency transactions	(2,503)

Net Realized Gain	4,344,422

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(7,572,451)
Foreign currency transactions	(86)

Change in Net Unrealized Appreciation/Depreciation	(7,572,537)

Net Loss on Investments, Swap Contracts and Foreign Currency Transactions	(3,228,115)

Increase in Net Assets From Operations	$6,365,997

See Notes to Financial Statements.

Salomon Brothers Inflation Management Fund Inc. 2005 Annual Report      17

Statements of Changes in Net Assets
(For the year ended October 31, 2005 and the period ended October 31, 2004†)

	2005	2004†

OPERATIONS:
Net investment income	$9,594,112	$2,769,208
Net realized gain (loss)	4,344,422	(105,736)
Change in net unrealized appreciation/depreciation	(7,572,537)	6,379,201

Increase in Net Assets From Operations	6,365,997	9,042,673

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(11,375,988)	(2,526,147)

Decrease in Net Assets From Distributions to Shareholders	(11,375,988)	(2,526,147)

FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares (9,600,000
shares issued, net of $384,000 offering costs and sales load)	—	182,976,000
Reinvestment of distributions (27,258 shares issued)	—	522,770

Increase in Net Assets From Fund Share Transactions	—	183,498,770

Increase (Decrease) in Net Assets	(5,009,991)	190,015,296
NET ASSETS:
Beginning of year	190,115,296	100,000

End of year*	$185,105,305	$190,115,296

* Includes undistributed net investment income of:	$1,683,663	$310,265

† For the period May 25, 2004 (commencement of operations) to October 31, 2004.

See Notes to Financial Statements.

18      Salomon Brothers Inflation Management Fund Inc. 2005 Annual Report

Statement of Cash Flows (For the year ended October 31, 2005)

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Interest received	$10,572,047
Operating expenses paid	(1,946,674)
Net purchases of short-term investments	(3,356,000)
Realized loss on foreign currency transactions	(2,503)
Realized gain on swap contracts	647
Net change in unrealized appreciation (depreciation) on foreign currencies	(86)
Purchases of long-term investments	(178,988,963)
Proceeds from disposition of long-term investments	113,968,441
Interest paid	(2,355,601)

Net Cash Flows Used By Operating Activities	(62,108,692)

CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
Cash distributions paid on Common Stock	(11,375,988)
Offering costs paid	(173,130)
Proceeds from reverse repurchase agreements	74,503,357
Cash paid to bank for overdraft	(845,006)

Net Cash Flows Provided By Financing Activities	62,109,233

Net Increase in Cash	541
Cash, Beginning of year	—

Cash, End of year	$541

RECONCILIATION OF INCREASE IN NET ASSETS
FROM OPERATIONS TO NET CASH FLOWS
PROVIDED (USED) BY OPERATING ACTIVITIES:
Increase in Net Assets From Operations	$6,365,997

Accretion of discount on investments	(7,003,374)
Amortization of premium on investments	3,919,537
Increase in investments, at value	(63,427,495)
Decrease in payable for securities purchased	(1,831,421)
Increase in interest receivable	(498,537)
Decrease in receivable for securities sold	108,567
Increase in prepaid expenses	(5,367)
Increase in interest payable	249,247
Increase in accrued expenses	14,154

Total Adjustments	(68,474,689)

Net Cash Flows Used By Operating Activities	$(62,108,692)

See Notes to Financial Statements.

Salomon Brothers Inflation Management Fund Inc. 2005 Annual Report      19

Financial Highlights

For a share of capital stock outstanding throughout each year or period ended October 31, unlessotherwise noted:

	2005 (1)	2004	(1)(2)

Net Asset Value, Beginning of Year	$19.74	$19.06	(3)

Income (Loss) From Operations:
Net investment income	1.00	0.29
Net realized and unrealized gain (loss)	(0.34)	0.65

Total Income From Operations	0.66	0.94

Less Distributions From:
Net investment income	(1.18)	(0.26)

Total Distributions	(1.18)	(0.26)

Decrease in Net Asset Value Due to Shares Issued
on Reinvestment of Distributions	—	(0.00	)(4)

Net Asset Value, End of Year	$19.22	$19.74

Market Price, End of Year	$17.02	$18.60

Total Return, Based on Market Price Per Share(5)	(2.32)%	(5.70	)%††

Total Return, Based on Net Asset Value(5)	3.42%	4.97	%††

Net Assets, End of Year (000s)	$185,105	$190,115

Ratios to Average Net Assets:
Gross expenses	2.42%	0.89	%(6)
Expenses, excluding interest expense	1.04	0.87	(6)
Net investment income	5.10	3.44	(6)

Portfolio Turnover Rate	42%	23%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the period May 25, 2004 (commencement of operations) to October 31, 2004.
(3)	Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.94 per share.
(4)	Amount represents less than $0.01 per share.
(5)	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan.
Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.
(6)	Annualized.
††	Total Return is not annualized, as it may not be representative of the total return for the year.

See Notes to Financial Statements.

20      Salomon Brothers Inflation Management Fund Inc. 2005 Annual Report

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

The Salomon Brothers Inflation Management Fund Inc. (“Fund”) was incorporated in Maryland on March 16, 2004 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is to seek total return. As a secondary objective, the Fund seeks high current income.

     The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     (a)   Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

     (b)   Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian takes possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

     (c)   Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements in which the Fund sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. Whenever the Fund enters into a reverse repurchase agreement, the Fund’s custodian delivers liquid assets to the counterparty in an amount at least equal to the repurchase price (including accrued interest). The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings which may create leverage risk for the Fund.

     (d)   Forward Foreign Currency Contracts. The Fund may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on its non-US dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio

Salomon Brothers Inflation Management Fund Inc. 2005 Annual Report      21

Notes to Financial Statements (continued)

transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

     Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

     (e)   Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

     The Fund assumes the credit risk of both the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

     (f )   Credit Default Swaps. The Fund may enter into credit default swap contracts for investment purposes, to manage its credit risk or to add leverage. As a seller in a credit default swap contract, the Fund is required to pay the notional or other agreed-upon value to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund receives from the coun-terparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund keeps the stream of payments and has no payment obligations. Such periodic payments are accrued daily and accounted for as realized gain.

     The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held, in which case the Fund functions as the counterparty referenced in the preceding paragraph. As a purchaser of a credit default swap contract, the Fund receives the notional or other agreed upon value from the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund makes periodic payments to the counterparty over the term of the contract provided no event of default has occurred. Such periodic payments are accrued daily and accounted for as realized loss.

     Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Fund’s

22      Salomon Brothers Inflation Management Fund Inc. 2005 Annual Report

Notes to Financial Statements (continued)

Statement of Operations. For a credit default swap sold by the Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by the Fund, the agreed upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

     Entering into credit default swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there will be unfavorable changes in net interest rates.

     (g)   Credit and Market Risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risk. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

     (h)   Cash Flow Information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

     (i)   Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method.

     (j)   Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

     The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

     Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized

Salomon Brothers Inflation Management Fund Inc. 2005 Annual Report      23

Notes to Financial Statements (continued)

between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

     (k)   Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

     (l)   Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

     (m)   Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net
	Investment	Accumulated Net
	Income	Realized Gain

(a)	$3,155,274	$(3,155,274)

(a)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities, and income from mortgage backed securities treated as capital gains for tax purposes, book/tax differences in the treatment of passive foreign investment companies and book/tax differences in the treatment of credit default swap contracts.

2.   Management and Advisory Fees and Other Transactions with Affiliates

The Fund entered into an investment advisory and administration agreement with Salomon Brothers Asset Management Inc (“SBAM”), which for the period of this report was an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”). SBAM provides all management, advisory and administration services for the Fund.

     The Fund currently pays SBAM a monthly fee at an annual rate of 0.60% of the Fund’s average daily net assets plus any borrowings for its services.

24      Salomon Brothers Inflation Management Fund Inc. 2005 Annual Report

Notes to Financial Statements (continued)

     At October 31, 2005, Citigroup Financial Products Inc., another indirectly, wholly-owned subsidiary of Citigroup, held 5,708 shares of the Fund.

     The officers and one Director of the Fund are employees of CAM and do not receive compensation from the Fund.

3.  Investments

During the year ended October 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations

Purchases	$ 49,220,860	$127,928,835

Sales	66,720,262	47,046,201

     At October 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$3,094,684
Gross unrealized depreciation	(6,926,135)

Net unrealized depreciation	$(3,831,451)

     Transactions in reverse repurchase agreements for the Fund during the year ended October 31, 2005 were as follows:

Average	Weighted	Maximum
Daily	Average	Amount
Balance	Interest Rate	Outstanding

$88,314,631	2.91%	$95,487,500

     Interest rates on reverse repurchase agreements ranged from 1.750% to 3.800% during the year ended October 31, 2005. Interest expense incurred on reverse repurchase agreements totaled $2,604,848.

Salomon Brothers Inflation Management Fund Inc. 2005 Annual Report      25

Notes to Financial Statements (continued)

     At October 31, 2005, the Fund had the following open reverse repurchase agreements:

Face
Amount	Security	Value

$14,190,000	Reverse Repurchase Agreement with Greenwich Capital Markets Inc.,
	dated 10/6/05 bearing interest at 3.800% to be repurchased at
	$14,736,709 on 10/6/06, collateralized by: $13,200,000 United States
	Treasury Inflation Indexed Notes and Bonds, 2.000% due 1/15/14;
	Market value (including accrued interest) — $13,318,931	$14,190,000
12,040,000	Reverse Repurchase Agreement with Greenwich Capital Markets Inc.,
	dated 10/6/05 bearing interest at 3.800% to be repurchased at
	$12,503,874 on 10/6/06, collateralized by: $11,200,000 United States
	Treasury Inflation Indexed Notes and Bonds, 2.000% due 1/15/14;
	Market value (including accrued interest) — $11,300,911	12,040,000
22,000,000	Reverse Repurchase Agreement with Greenwich Capital Markets Inc.,
	dated 10/6/05 bearing interest at 3.800% to be repurchased at
	$22,847,611 on 10/6/06, collateralized by: $20,000,000 United States
	Treasury Inflation Indexed Notes and Bonds, 2.375% due 1/15/25;
	Market value (including accrued interest) — $20,958,673	22,000,000
45,412,500	Reverse Repurchase Agreement with Greenwich Capital Markets Inc.,
	dated 10/6/05 bearing interest at 3.800% to be repurchased at
	$47,162,143 on 10/6/06, collateralized by: $35,000,000 United States
	Treasury Inflation Indexed Notes and Bonds, 3.875% due 1/15/09;
	Market value (including accrued interest) — $37,870,860	45,412,500

	Total Reverse Repurchase Agreements
	(Cost — $93,642,500)	$93,642,500

4.  Dividends Subsequent to October 31, 2005

On July 25, 2005, the Board of Directors (“Board”) of the Fund declared a distribution in the amount of $0.0875 per share payable on November 25, 2005 to shareholders of record on November 15, 2005.

     On November 18, 2005, the Fund’s board declared three common stock distributions in the amount of $0.0875 per share payable on December 30, 2005, January 27, 2006 and February 24, 2006 to shareholders of record on December 27, 2005, January 24, 2006 and February 21, 2006, respectively. Additionally, the board declared a common stock distribution of $0.3900 per share from income, $0.2958 per share from short-term capital gains and $0.0837 per share from long-term capital gains payable on December 30, 2005 to shareholders of record on December 27, 2005.

5. Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, were as follows:

	2005	2004

Ordinary Income	$11,375,988	$2,526,147

Total Distributions Paid	$11,375,988	$2,526,147

26      Salomon Brothers Inflation Management Fund Inc. 2005 Annual Report

Notes to Financial Statements (continued)

     As of October 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$ 4,532,506
Undistributed long-term capital gains — net	805,566

Total Undistributed Earnings	$ 5,338,072
Unrealized depreciation (a)	(3,831,537)

Total Accumulated Earnings/(losses) — net	$ 1,506,535

(a)	The difference between book-basis and tax-basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

     During the taxable year ended October 31, 2005, the Fund utilized $172,688 of its capital loss carryover available from prior periods.

6.  Change in Independent Registered Public Accounting Firm (unaudited)

PricewaterhouseCoopers LLP resigned as the independent registered public accounting firm for the Fund effective June 17, 2005. The Fund’s Audit Committee approved the engagement of KPMG LLP as the Fund’s new independent registered public accounting firm for the fiscal year ending October 31, 2005. A majority of the Fund’s Board of Directors, including a majority of the independent Directors, approved the appointment of KPMG LLP, subject to the right of the Fund, by a majority vote of the shareholders at any meeting called for that purpose, to terminate the appointment without penalty.

     The report of PricewaterhouseCoopers LLP on the Fund’s financial statements for the period May 25, 2004 (commencement of operations) through October 31, 2004 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements with Price-waterhouseCoopers LLP during the period May 25, 2004 (commencement of operations) through October 31, 2004 and any subsequent interim period on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their report on the financial statements for such period.

7.  Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and Citigroup Global Markets Inc. (“CGM”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

     The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the fund’s investment manager and other

Salomon Brothers Inflation Management Fund Inc. 2005 Annual Report      27

Notes to Financial Statements (continued)

investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

     The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

     The order required SBFM to recommend a new transfer agent contract to the Affected Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board approved a new transfer agent contract for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

     At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

     This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

     On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason Inc.

28      Salomon Brothers Inflation Management Fund Inc. 2005 Annual Report

Notes to Financial Statements (continued)

8.  Other Matters

The Fund has received information as follows:

     On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed SBAM that the staff is considering recommending that the Commission institute administrative proceedings against SBAM for alleged violations of Sections 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBAM.

     Although there can be no assurance, SBAM believes that this matter is not likely to have a material adverse effect on the Fund or SBAM’s ability to perform investment advisory services relating to the Fund.

9.  Subsequent Events

On December 1, 2005, Citigroup completed the sale of substantially all of its asset management business, CAM, to Legg Mason. As a result, the Fund’s Manager, previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate. As of December 19, 2005, the Fund’s shareholders had not yet approved the new investment management contract.

     As a result, the Fund’s Board has approved an interim investment management contract with the Manager to ensure that the Fund’s assets continue to be managed without interruption. If a new management contract is not approved by April 30, 2006, the interim management contract will terminate on that date. Management fees will be held in escrow and not paid to the Manager until shareholders approve the new investment management contract with the Manager. If shareholders do not approve the contract(s), the management fees held in escrow will be disbursed in accordance with applicable law.

     Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of December 2, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $830 billion.

     Effective December 1, 2005, CGM will no longer be an affiliated person of the Fund under the Investment Company Act of 1940, as amended. As a result, the Fund will be permitted to execute transactions with CGM or an affiliate of CGM as agent without the restrictions applicable to transactions with affiliated persons. Similarly, the Fund generally will be permitted to purchase securities in underwritings in which CGM or an affiliate of CGM is a member without the restrictions imposed by certain rules of the Securities and Exchange Commission. The Manager’s use of CGM or affiliates of CGM as agent in portfolio transactions with the Fund will be governed by the Fund’s policy of seeking the best overall terms available.

Salomon Brothers Inflation Management Fund Inc. 2005 Annual Report      29

Notes to Financial Statements (continued)

     Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

     The Fund’s Board has approved American Stock Transfer & Trust Co. (“AST”) to serve as transfer agent for the Fund. The principal business office of AST is located at 59 Maiden Lane, New York, NY 10038.

30      Salomon Brothers Inflation Management Fund Inc. 2005 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Salomon Brothers Inflation Management Fund Inc.:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Salomon Brothers Inflation Management Fund Inc. as of October 31, 2005, and the related statement of operations, statement of changes in net assets, statement of cash flows, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and the financial highlights for the period May 25, 2004 (commencement of operations) through October 31, 2004 were audited by other independent registered public accountants whose report thereon, dated December 21, 2004 expressed an unqualified opinion on that financial statement and those financial highlights.

     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Salomon Brothers Inflation Management Fund Inc. as of October 31, 2005, and the results of its operations, the changes in its net assets, its cash flows, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 16, 2005

Salomon Brothers Inflation Management Fund Inc. 2005 Annual Report      31

Board Approval of Management Agreement (unaudited)

Background

The members of the Board of Salomon Brothers Inflation Management Fund Inc. (the “Fund”), including the Fund’s independent, or non-interested, Board members (the “Independent Board Members”), received extensive information from the Fund’s manager (the “Manager”) to assist them in their consideration of the Fund’s management agreement (the “Management Agreement”). This includes a variety of information about the Manager, including the advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below.

     At an in-person meeting held on July 25 and 26, 2005, a presentation was made to the Board by the Manager that encompassed the Fund and all the funds for which the Board has responsibility. The Board evaluated information made available on a fund-by-fund basis and its determinations were made separately in respect of each fund, including the Fund. The Fund has a combined investment advisory and administration agreement. The discussion below covers both advisory and administrative functions being rendered by the Manager.

Board Approval of Management Agreement

The Board unanimously approved the continuation of the Management Agreement for a period of up to one year concluding, in doing so, that the Manager should continue to be the Fund’s investment adviser and that the compensation payable under the agreement is fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant in the exercise of its business judgment. In approving continuance of the Management Agreement, the Board considered the announcement on June 24, 2005 by Citigroup that it had signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. Upon completion of this transaction the Manager, which was an indirect wholly-owned subsidiary of Citigroup, would become an indirect wholly-owned subsidiary of Legg Mason, Inc. and the Management Agreement will terminate. Other factors considered and conclusions rendered by the Board in determining to approve the continuation of the Management Agreement included the following:

Nature, Extent and Quality of the Services under the Management Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager under the Management Agreement during the past year. The Board also received a description of the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted that it had received information at regular meetings throughout the year related to the services rendered by the Manager about the management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (“CAM”) fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board considered that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitor-

32      Salomon Brothers Inflation Management Fund Inc. 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

ing its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940.

     The Board reviewed information describing the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the willingness of the Manager to consider and implement organizational changes to improve investment results and the services provided to the CAM fund complex. The Board also considered financial information from the Manager and based on its general knowledge of the Manager, affiliates, the financial resources available to CAM and its then parent organization, Citigroup Inc.

     The Board also considered information presented regarding the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, the Manager also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

     The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement.

Fund Performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to select the funds included in the Performance Universe. The Board also noted that it had received information prepared by the Manager throughout the year at periodic intervals comparing the Fund’s performance against its bench-mark(s) and Lipper peers.

     The information comparing the Fund’s performance to that of its Performance Universe, consisting of all closed-end funds classified as “leveraged and non-leveraged general government funds” by Lipper, showed that the Fund’s performance since inception presented was below the median.

     Based on their review, which included consideration of all of the factors noted above, and recognizing the limited number of funds in the Performance Universe and given the Fund had been in existence for less than one year, the Board concluded that the investment performance of the Fund has been satisfactory.

Management Fees and Expense Ratios

The Board considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management services provided by the Manager. Additionally, the Board received and considered information prepared by Lipper comparing the Fund’s Contractual Management Fees

Salomon Brothers Inflation Management Fund Inc. 2005 Annual Report      33

Board Approval of Management Agreement (unaudited) (continued)

and the Fund’s overall expenses with those of funds in a relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to the Fund and the scope of the services provided to these other clients, noting that, unlike such other clients, the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund providers. The Board considered the fee comparisons in light of the broader range of services provided to the Fund and did not place a significant weight on this factor. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

     The information comparing the Fund’s Contractual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of 4 closed-end funds (including the Fund) classified as “leveraged and non-leveraged general government funds” by Lipper, showed that the Fund’s Contractual Management Fees were below the median range of management fees paid by the other funds in the Expense Group. The Board noted that the Fund’s actual total expense ratio was above the median, and concluded that the expense ratio of the Fund was acceptable in the light of the quality of the services the Fund received and such other factors as the Board considered relevant.

     Taking all of the above into consideration, the Board determined that the Fund’s Management Fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement.

     The material factors and conclusions that formed the basis for the Board’s determination to approve the continuance of the Management Agreement (including the determinations that the Manager should continue to serve as the investment adviser to the Fund and that the fees payable to the Manager pursuant to the Management Agreement are appropriate) included the following:

Manager Profitability

The Board considered information regarding the profitability to Manager and its affiliates of their relationships with the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. Based upon their review of the information made available, the Board concluded that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether, given the Fund’s closed-

34      Salomon Brothers Inflation Management Fund Inc. 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

end structure, there is a realistic potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. The Board also considered whether alternative fee structures (such as breakpoints at lower asset levels) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies. The Board also noted that as the Fund’s assets have increased over time, it has realized other economies of scale, as certain expenses, such as fees for Board members, auditors and legal fees, become a smaller percentage of overall assets.

     Generally, in light of the Manager’s profitability data, and such other factors as the Board considered relevant, the Board concluded that the Manager’s sharing of current economies of scale with the Fund was reasonable.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates as a result of their relationship with the Fund, including soft dollar arrangements and the opportunity to offer additional products and services to Fund shareholders.

     In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, other ancillary benefits that the Manager and its affiliates received were not considered unreasonable to the Board.

Additional Information

On June 23, 2005, Citigroup Inc. entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason, Inc. under which Citigroup agreed to sell substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes the Adviser, to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The Transaction closed on December 1, 2005.

     The consummation of the Transaction resulted in the automatic termination of the Fund’s current management agreement for each CAM-advised Fund overseen by the Board (the “CAM Funds”) including the Fund (each, a “Current Management Agreement”) in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). At meetings held on August 12, 2005, the Fund’s Board, including the Independent Board Members, unanimously approved a new management agreement between each CAM fund including, the Fund and the Adviser (each, a “New Management Agreement”) and authorized the Fund’s officers to submit the New Management Agreement to shareholders for their approval.

     In anticipation of the Transaction, members of the Fund’s Board met in person on July 11, 2005 and August 12, 2005 for purposes of, among other things, considering whether it would be in the best interests of each CAM fund and its shareholders to approve the New Management Agreement between the fund and the fund’s Adviser. At those Board meetings, and for the reasons discussed below, the Board, including a majority of the Independent Board Members, unanimously approved each New Management Agreement and unanimously recommended its approval by shareholders in order to assure continuity of investment advisory services to the CAM fund after the Transaction.

Salomon Brothers Inflation Management Fund Inc. 2005 Annual Report      35

Board Approval of Management Agreement (unaudited) (continued)

     To assist the Boards in their consideration of the New Management Agreements, Legg Mason provided materials and information about Legg Mason, including its financial condition and asset management capabilities and organization, and Legg Mason and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the agreements. The additional information was provided in advance of and at the August meetings. In addition, the Independent Board Members consulted with their counsel on various occasions on, and received from their counsel a memorandum outlining, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

     On July 11, 2005 and August 12, 2005, members of the Boards discussed with CAM management and certain Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding CAM funds, including the preservation, strengthening and growth of CAM’s business and its combination with Legg Mason’s business. The Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction. The Independent Board Members of the Board also conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July discussion and August meetings.

     At the Board’s August meeting, representatives of CAM and Legg Mason made presentations to and responded to questions from the Board. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement.

Among other things, the Board Members considered:

(i)	the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(ii)	that Legg Mason and its wholly-owned subsidiary, Western Asset Management Company and its affiliates (“Western Asset”), are experienced and respected asset management firms, and that Legg Mason has advised the Board Members that (a) it intends to combine the fixed income investment operations (including money mar- ket fund operations) of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries; (b) after the closing of the Transaction, it will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Adviser to CAM funds, which, among other things, may involve Western Asset, the Adviser to CAM funds sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources; (c) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of CAM funds, subject to Board consent and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (d) in the future, it may recommend that Western Asset or other Legg

36      Salomon Brothers Inflation Management Fund Inc. 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

Mason subsidiaries be appointed as the adviser or subadviser to certain CAM fund, including the Fund, subject to applicable regulatory requirements;

(iii)	that CAM management and Legg Mason have advised the Boards that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to each CAM fund, including the Fund, and its shareholders by the Adviser, including compliance services;

(iv)	the assurances from Citigroup and Legg Mason that, for a three year period fol- lowing the closing of the Transaction, the Adviser will have substantially the same access to the Citigroup sales force when distributing shares of CAM funds as is currently provided to CAM and that other arrangements between the Adviser and Citigroup sales channels will be preserved;

(v)	that Legg Mason and Citigroup intend to enter into an agreement in connection with the Transaction under which Citigroup-affiliated broker-dealers will continue to offer CAM funds as investment products, and the potential benefits to fund shareholders from this and other third-party distribution access;

(vi)	the potential benefits to CAM fund shareholders from being part of a combined fund family with Legg Mason-sponsored funds, including possible economies of scale and access to investment opportunities;

(vii)	that Citigroup and Legg Mason would derive benefits from the Transaction and that as a result, they have a financial interest in the matters that were being considered;

(viii)	the potential effects of regulatory restrictions on CAM funds if Citigroup-affili- ated broker-dealers remain the principal underwriters for CAM funds;

(ix)	the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the New Management Agreement, but will remain the same;

(x)	the terms and conditions of the New Management Agreement, including the dif- ferences from the Current Management Agreement, and where applicable, the benefits of a single, uniform form of agreement covering these services;

(xi)	that in July 2005 each Board had performed a full annual review of the Fund’s Current Management Agreement as required by the 1940 Act, and had deter- mined that the Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund; and that the advisory and/or management fees paid by the Fund represent reason- able compensation to the Adviser in light of the nature, extent and quality of the services to be provided by the Adviser, the investment performance of the Fund and the Adviser, the costs of the services to be provided and the profits to be real- ized by the Adviser and its affiliates from the relationship with the Fund, the extent to which economies of scale may be realized as the Fund grows, the reflec- tion of these economies of scale in the fee levels for the benefit of Fund sharehold- ers, and such other matters as the Board Members considered relevant in the exercise of their reasonable judgment;

Salomon Brothers Inflation Management Fund Inc. 2005 Annual Report      37

Board Approval of Management Agreement (unaudited) (continued)

(xii)	that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreements; and

(xiii)	that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any of the requirements of Section 15(f) not to be met.

     Certain of these considerations are discussed in more detail below.

     In their deliberations, the Board Members considered information received in connection with their recent approval of continuance of each Current Management Agreement in addition to information provided by Legg Mason and CAM in connection with their evaluation of the terms and conditions of the New Management Agreement. The Board Members did not identify any particular information that was all-important or controlling, and each Board Member attributed different weights to the various factors. The Board Members evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the New Management Agreements, including the New Management Agreement for the Fund, are fair and reasonable, that the fees stated therein are reasonable in light of the services to be provided to each Fund, and that the New Management Agreements should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided

In evaluating the nature, quality and extent of the services to be provided by the Adviser under the New Management Agreements, the Board Members considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Adviser; the potential implications of regulatory restrictions on the CAM funds following the Transaction; the ability of the Adviser to perform its duties after the Transaction, taking into account, where the CAM fund currently has a subadviser, the delegation of certain duties to the subadviser; and any anticipated changes to the current investment and other practices of the CAM funds. The Board Members considered Legg Mason’s advice that, after the closing of the Transaction, Legg Mason intends to review all aspects of the Funds’ operations (including equity, fixed income and money market fund operations). The Board Members considered Legg Mason’s advice that it intends to combine the fixed income investment operations of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries. The Board Members noted that Western Asset is an experienced and respected institutional asset manager that focuses on managing fixed income assets on behalf of institutional separate accounts, retirement plans and other institutional investors, including mutual funds. The Board Members further noted that, as of June 30, 2005, Western Asset managed approximately $230 billion in assets on behalf of its clients. The Board Members considered Legg Mason’s advice that, after the closing of the sale, Legg Mason will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Adviser and, in relevant cases, Citigroup Asset Management Limited

38      Salomon Brothers Inflation Management Fund Inc. 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

(the “Subadviser”) to the CAM funds, which, among other things, may involve Western Asset, the Adviser and, in relevant cases, the Subadviser to the CAM funds sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources. The Board Members also considered Legg Mason’s advice that it is expected that the combination processes described above will result in additional changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board consent and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place. The Board Members also considered Legg Mason’s advice that, in the future, Legg Mason may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or sub-adviser to some or all of the CAM funds, subject to applicable regulatory requirements.

     The Board Members were advised that if Citigroup-affiliated broker-dealers remain the CAM funds’ principal underwriters, the funds would continue to be subject to restrictions concerning certain transactions involving Citigroup affiliates (for example, transactions with a Citigroup broker-dealer acting as principal) absent regulatory relief or clarification.

     Based on their review of the materials provided and the assurances they had received from CAM management and Legg Mason, the Board Members determined that the Transaction was not expected to adversely affect the nature and quality of services provided by the Adviser and that the Transaction was not expected to have a material adverse effect on the ability of the Adviser to provide those services. It was noted, however, that, in addition to the changes previously described, it is expected that there will be other changes in personnel following the Transaction or after the combination of CAM’s operations with those of Legg Mason subsidiaries. The Board Members noted that if current portfolio managers or other personnel cease to be available, each Board would consider all available options, which could include seeking the investment advisory or other services of Legg Mason affiliates or investment advisers not affiliated with Legg Mason. In this regard, it was noted that Legg Mason has indicated that it could potentially make available to the Adviser additional portfolio management resources in the event of loss of CAM personnel for particular investment disciplines. Accordingly, the Board Members concluded that, overall, they were satisfied at the present time with assurances from Legg Mason and CAM as to the expected nature, extent and quality of the services to be provided to the CAM funds under the New Management Agreements.

Costs of Services Provided and Profitability

In evaluating the costs of the services to be provided by the Adviser under the New Management Agreements and the profitability to the Adviser of their relationships with the Funds, the Board Members considered, among other things, whether advisory and administrative (or management) fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the assurances they had received from CAM management and Legg Mason, the Board Members determined that the Transaction would not increase the fees payable for advisory and administrative (or management) services and that overall CAM fund expenses were not expected to increase materially as a result of the Transaction. The Board Members noted that it was not possible to predict how

Salomon Brothers Inflation Management Fund Inc. 2005 Annual Report      39

Board Approval of Management Agreement (unaudited) (continued)

the Transaction would affect the Adviser’s profitability from its relationship with the CAM funds, but that they had been satisfied in their most recent review of the Current Management Agreements, including the Funds’ Current Management Agreement that the Adviser’s level of profitability from its relationship with the Funds was not excessive. It was noted that in conjunction with that review, the Board Members had obtained an independent accountant’s review of the methodology used to determine the Adviser’s profitability. The Board Members concluded that, overall, they were satisfied that currently, the Adviser’s level of profitability from its relationship with each CAM fund including, the Fund, was not excessive.

     The Board Members noted that they expect to receive Adviser profitability information on an annual basis and thus be in a position to evaluate whether any adjustments in Fund fees and/or fee breakpoints would be appropriate.

Fall-Out Benefits

In evaluating the fall-out benefits to be received by the Adviser under the New Management Agreements, the Board Members considered whether the Transaction would have an impact on the fall-out benefits received by virtue of the Current Management Agreements. Based on their review of the materials provided, including materials received in connection with their recent approval of the continuance of each Current Management Agreement, and their discussions with CAM management, Legg Mason and Western Asset, the Board Members determined that those benefits could include increased ability for Legg Mason to distribute shares of its funds and other investment products and to obtain research services using the CAM funds’ portfolio transaction brokerage. The Board Members noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Fees and Economies of Scale

In reviewing the Transaction, the Board Members considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. Based on the assurances they had received from CAM management and Legg Mason, the Board Members determined that as a result of the Transaction, each Fund’s total advisory and administrative fees would not increase. The Board Members noted that in conjunction with their most recent deliberations concerning the Current Management Agreements, advisory or management fee reductions and fee breakpoints had been implemented for certain Funds, and that after taking those reductions and breakpoints into account, the Board Members had determined that the total fees for advisory and administrative services for many CAM funds were reasonable in light of the services provided and that CAM management had already initiated or would be taking steps to address the Board Members’ concerns regarding the fee levels of other CAM funds. It was noted that in conjunction with the recent review of the Current Management Agreements, the Board Members had received, among other things, a report from Lipper, Inc. (“Lipper”) comparing each CAM fund’s fees, expenses and performance to those of a peer group for that Fund selected by Lipper, and information as to the fees charged by the Adviser to other registered

40      Salomon Brothers Inflation Management Fund Inc. 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

investment company clients for investment management services. The Board Members concluded that because the advisory and administrative fees for each CAM fund were not expected to increase as a result of the Transaction, each CAM fund’s fees for advisory and administrative services remain appropriate and that no additional fee reductions or breakpoints were necessary at this time. The Board Members recognized that Legg Mason may realize economies of scale from the Transaction based on certain consolidations and synergies of operations.

Investment Performance

The Board Members noted that investment performance for many CAM funds was satisfactory or better, and that CAM management had already implemented or undertaken to implement steps to address investment performance in other funds. Following the closing of the Transaction, these steps may include combining certain CAM operations with those of certain Legg Mason subsidiaries. The Boards noted Legg Mason’s considerable investment management experience and capabilities, but were unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the CAM funds, including the Fund.

     A condition to the closing of the Transaction required the new management agreements to be approved by CAM advisory clients representing a substantial majority of investment management revenues. This condition was satisfied and the Transaction closed on December 1, 2005, prior to approval of the Fund’s New Management Agreement having been obtained. The Fund’s Current Management Agreement terminated upon consummation of the Transaction. Prior to the closing of the Transaction, the Fund’s Board, at a meeting held in person on November 21, 2005, approved an interim management agreement for the Fund.

     In their deliberations concerning the interim management agreement, the Board Members considered that, as discussed in detail above, within the past year the Board had performed a full annual review of the Current Management] Agreement and had approved the New Management Agreement, subject to shareholder approval. In that regard, the Board, in its deliberations concerning the interim management agreement, met with senior representatives of CAM and Legg Mason to receive a status report on Legg Mason’s plans and intentions regarding CAM’s business and its combination with Legg Mason, including its plans for Fund portfolio management. On the basis of that report, the Board determined that its evaluation of relevant factors, including the nature, quality and extent of services provided, costs of services provided, profitability, fall out benefits, fees and economies of scale and investment performance and conclusions with respect thereto in connection with its approval of the New Management Agreement would apply to the interim agreement. However, the Board gave greatest weight to the imminent automatic termination of the Current Management Agreement upon the completion of the Transaction and the need for continuity of the services provided thereunder pending shareholder approval of the New Management Agreement.

     In accordance with Rule 15a-4 under the 1940 Act, which regulates the use of interim management agreements, the interim management agreement for the Fund will have a term no longer than 150 days. The terms of the interim management agreement approved by the Board are the same as those of the Fund’s Current Management Agreement, differing only

Salomon Brothers Inflation Management Fund Inc. 2005 Annual Report      41

Board Approval of Management Agreement (unaudited) (continued)

as to the effective date, the termination date and certain additional provisions required by law. Management fees will be held in escrow and not paid to the Manager until shareholders approve the New Management Agreement. If shareholders do not approve the New Management Agreement, the management fees held in escrow will be disbursed in accordance with applicable law.

42      Salomon Brothers Inflation Management Fund Inc. 2005 Annual Report

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of Salomon Brothers Inflation Management Fund Inc. (“Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

Portfolios in
Fund Complex
		Term of	Principal	Overseen by
	Position(s)	Office(1) and	Occupation(s)	Director	Other
Name, Address and	Held with	Length of	During Past	(including	Board Memberships
Birth Year	Fund(1)	Time Served	5 Years	the Fund)	Held by Director

Non-Interested Directors:
Carol L. Colman	Director and	Since	President, Colman	37	None
Colman Consulting Co.	Member of	2003	Consulting Co.
278 Hawley Road	the Nominating
North Salem, NY 10560	and Audit
Birth year: 1946	Committees,
Class I
Daniel P. Cronin	Director and	Since	Formerly, Associate	34	None
24 Woodlawn Avenue	Member of	2003	General Counsel,
New Rochelle, NY 10804	the Nominating		Pfizer Inc.
Birth year: 1946	and Audit
Committees,
Class I

Leslie H. Gelb	Director and	Since	President, Emeritus	34	Director of two
150 East 69th Street	Member of	2003	and Senior Board Fellow,		registered investment
New York, NY 10021	the Nominating		The Council on Foreign		companies advised by
Birth year: 1937	and Audit		Relations; Formerly,		Blackstone Asia
	Committees,		Columnist, Deputy		Advisors L.L.C.
	Class II		Editorial Page Editor		(“Blackstone”)
and Editor, Op-Ed Page,
The New York Times

William R. Hutchinson	Director and	Since	President, W.R.	44	Associated
535 N. Michigan Avenue	Member of	2003	Hutchinson & Associates		Banc-Corp.
Suite 1012	Nominating		Inc.; Formerly Group Vice
Chicago, IL 60611	and Audit		President, Mergers and
Birth year: 1942	Committees,		Acquisitions, BP Amoco
	Class II		P.L.C.

Riordan Roett	Director and	Since	Professor and Director	34	None
The Johns Hopkins	Member of	2003	Latin American Studies
University	the Nominating		Program, Paul H. Nitze
1740 Massachusetts	and Audit		School of Avanced
Ave., NW	Committees,		International Studies,
Washington, DC 20036	Class III		The Johns Hopkins
Birth year: 1938			University

Jeswald W. Salacuse	Director and	Since	Henry J. Braker	34	Director of two
Tufts University	Member of	2003	Professor of		registered investment
The Fletcher School of	the Nominating		Commercial Law and		companies advised by
Law & Diplomacy	and Audit		formerly Dean, The		Advantage
160 Packard Avenue	Committees,		Fletcher School of
Medford, MA 02155	Class III		Law & Diplomacy,
Birth year: 1938			Tufts University

Salomon Brothers Inflation Management Fund Inc. 2005 Annual Report      43

Additional Information (unaudited)

Portfolios in
Fund Complex
		Term of	Principal	Overseen by
	Position(s)	Office(1) and	Occupation(s)	Director	Other
Name, Address and	Held with	Length of	During Past	(including	Board Memberships
Birth Year	Fund(1)	Time Served	5 Years	the Fund)	Held by Director

Interested Director:
R. Jay Gerken, CFA(2)	Director,	Since	Chairman, President,	171	None
Citigroup Asset	Chairman	2003	Chief Executive Officer
Management (“CAM”)	and Chief		and Director of
399 Park Avenue	Executive Officer,		Smith Barney Fund
Mezzanine	Class II		Management LLC
New York, NY 10022			(“SBFM”), Travelers
Birth year: 1951			Investment Adviser, Inc.
(“TIA”) and Citi Fund
Management Inc.
(“CFM”); President and
Chief Executive Officer
of certain mutual funds
associated with CAM
Formerly Porfolio
Manager of Smith Barney
Allocation Series Inc. (from
1996 to 2001) and Smith
Barney Growth and
Income Fund (from 1996
to 2000)

Officers:
Peter J. Wilby, CFA	President	Since	Managing Director of	N/A	N/A
CAM		2003	CAM and Salomon Brothers
399 Park Avenue,			Asset Management Inc.
4th Floor			(“SBAM”)
New York, NY 10022
Birth year: 1958

Andrew B. Shoup	Senior Vice	Since	Director of CAM;	N/A	N/A
CAM	President and	2003	Senior Vice President
125 Broad Street,	Chief		and Chief Administrative
11th Floor	Administrative		Officer of mutual funds
New York, NY 10004	Officer		associated with CAM;
Birth year: 1956			Treasurer of certain
mutual funds associated
with CAM; Head of
International Funds
Administration of CAM
(from 2001 to 2003);
Director of Global Funds
Administration of CAM
(from 2000 to 2001); Head
of U.S. Citibank Funds
Administration of CAM
(from 1998 to 2000)

44      Salomon Brothers Inflation Management Fund Inc. 2005 Annual Report

Additional Information (unaudited) (continued)

Portfolios in
Fund Complex
		Term of	Principal	Overseen by
	Position(s)	Office(1) and	Occupation(s)	Director	Other
Name, Address and	Held with	Length of	During Past	(including	Board Memberships
Birth Year	Fund(1)	Time Served	5 Years	the Fund)	Held by Director

Officers:
Frances M. Guggino	Chief Financial	Since	Director of CAM;	N/A	N/A
CAM	Officer and	2003	Chief Financial Officer
125 Broad Street	Treasurer		and Treasurer of certain
10th Floor			mutual funds associated
New York, NY 10004			with CAM. Controller of
Birth year: 1957			certain mutual funds
associated with CAM
from (1999 to 2004)
James E. Craige, CFA	Executive Vice	Since	Managing Director of	N/A	N/A
CAM	President	2003	CAM and SBAM
399 Park Avenue,
4th Floor
New York, NY 10022
Birth Year: 1967
Roger M. Lavan, CFA	Vice President	Since	Managing Director of CAM;	N/A	N/A
CAM	and	2003	Investment Officer of SBFM
399 Park Avenue	Investment
4th Floor	Officer
New York, NY 10022
Birth Year: 1963
David Torchia	Vice President	Since	Managing Director of CAM;	N/A	N/A
CAM	and	2002	Investment Officer of SBFM
399 Park Avenue	Investment
4th Floor	Officer
New York, NY 10022
Birth Year: 1959

Salomon Brothers Inflation Management Fund Inc. 2005 Annual Report      45

Additional Information (unaudited) (continued)

Portfolios in
Fund Complex
		Term of	Principal	Overseen by
	Position(s)	Office(1) and	Occupation(s)	Director	Other
Name, Address and	Held with	Length of	During Past	(including	Board Memberships
Birth Year	Fund(1)	Time Served	5 Years	the Fund)	Held by Director

Officers:
Andrew Beagley	Chief	Since	Director of CAM	N/A	N/A
CAM	Compliance	2003	(since 2000); Director
399 Park Avenue	Officer		of Compliance, North
4th Floor			America, CAM (since
New York, NY 10022			2000); Chief Anti-Money
Birth Year: 1962			Laundering Compliance
Officer, Chief Compliance
Officer and Vice President
of certain mutual funds
associated with CAM;
Director of Compliance,
Europe, the Middle East
and Africa. CAM (from 1999
to 2000); Chief Compliance
Officer SBFM, CFM, TIA
Salomon Brothers Asset
Management Limited,
Smith Barney Global
Capital Management Inc.

Wendy S. Setnicka	Controller	Since	Vice President of	N/A	N/A
CAM		2003	CAM (since 2003);
125 Broad Street			Controller of certain
10th Floor			mutual funds associated
New York, NY 10004			with CAM; Assistant
Birth Year: 1964			Controller of CAM
(from 2002 to 2004);
Accounting Manager
of CAM (from 1998
to 2002)

Robert I. Frenkel	Secretary and Since		Managing Director and	N/A	N/A
CAM	Chief Legal	2003	General Counsel of
300 First Stamford Place	Officer		Global Mutual Funds
4th Floor			for CAM and its
Stamford, CT 06902			predecessor (since
Birth year: 1954			1994); Secretary of CFM
(from 2001 to 2004);
Secretary and Chief Legal
Officer of mutual funds
associated with CAM

(1)	The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2006, year 2007 and year 2008, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year by the Fund’s Board of Directors to hold office for a one-year term and until their successors are duly elected and qualified.

(2)	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

46      Salomon Brothers Inflation Management Fund Inc. 2005 Annual Report

Annual Chief Executive Officer and Chief Financial Officer Certification (unaudited)

The Fund’s CEO has submitted to the NYSE the required annual certification and, the Fund also has included the certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

Salomon Brothers Inflation Management Fund Inc. 2005 Annual Report      47

Dividend Reinvestment Plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all distributions on your Common Shares will be automatically reinvested by American Stock Transfer and Trust Company, as agent for the Common Shareholders (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent.

     If you do not participate, you will receive all cash distributions paid by check mailed directly to you by American Stock Transfer and Trust Company, as dividend paying agent.

     If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

     (1)  If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

     (2)  If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

     The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common Shares you have received under the Plan.

     You may withdraw from the Plan by notifying the Plan Agent in writing at 59 Maiden Lane, New York, New York 10038 or by calling the Plan Agent at 1-888-888-0151 or by accessing the Plan Agent’s website at www.amstock.com. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed

48      Salomon Brothers Inflation Management Fund Inc. 2005 Annual Report

Dividend Reinvestment Plan (unaudited) (continued)

to Common Shareholders at least 30 days prior to the record date for the payment of any distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

     There is no service charge for reinvestment of your distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets. Investors will be subject to income tax on amounts reinvested under the plan.

     Automatically reinvesting distributions does not mean that you do not have to pay income taxes due upon receiving distributions.

     The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-888-888-0151.

Salomon Brothers Inflation Management Fund Inc. 2005 Annual Report      49

Important Tax Information (unaudited)

     The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2005.

Record Date:	Monthly

Payable Date:	Monthly

Interest from Federal Obligations*	73.86%

     The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

* The Fund has met the quarterly asset requirements for California, Connecticut and New York resident shareholders.

50      Salomon Brothers Inflation Management Fund Inc. 2005 Annual Report

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Salomon Brothers Inflation Management Fund Inc.
125 Broad Street 10th Floor, MF-2 New York, New York 10004 Telephone 1-888-777-0102

DIRECTORS
Carol L. Colman
Daniel P. Cronin
Leslie H. Gelb
R. Jay Gerken, CFA
William R. Hutchinson
Riordan Roett
Jeswald W. Salacuse

OFFICERS
R. Jay Gerken, CFA
Chairman and
Chief Executive Officer

Peter J. Wilby
President

Andrew B. Shoup
Senior Vice President and
Chief Administrative Officer

James E. Craige, CFA
Executive Vice President

Roger Lavan
Executive Vice President

David Torchia
Executive Vice President

Frances M. Guggino
Chief Financial Officer and
Treasurer

Andrew Beagley
Chief Compliance Officer

Wendy S. Setnicka
Controller

Robert I. Frenkel
Secretary and Chief Legal Officer

INVESTMENT MANAGER
AND ADMINISTRATOR
Salomon Brothers Asset
     Management Inc
399 Park Avenue
New York, New York 10022

CUSTODIAN
State Street Bank
     and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT
American Stock Transfer &
     Trust Company
59 Maiden Lane
New York, New York 10038

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
345 Park Avenue
New York, NY 10154

LEGAL COUNSEL
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017

NEW YORK STOCK
EXCHANGE SYMBOL
IMF

This report is transmitted to
the shareholders of the Fund
for their information. This is
not a prospectus, circular or
representation intended for
use in the purchase of
shares of the Fund or any
securities mentioned in the
report.

American Stock Transfer
 & Trust Company
 59 Maiden Lane
New York, New York 10038

SAM0822 12/05                       05-9450

Salomon Brothers
Inflation Management Fund Inc.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Funds Forms N-Q may be reviewed and copies at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-446-1013.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on the Fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William
R. Hutchinson, the chairman of the Board’s Audit Committee,
possesses the attributes identified in Instruction 2(b) of Item 3 to
Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the audit committee financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. Effective June 17, 2005
PricewaterhouseCoopers LLP (“PWC”) resigned as the Registrant’s principal accountant (the “Auditor”). The Registrant’s audit committee approved the engagement of KPMG LLP (“KPMG”) as the
Registrant’s new principal accountant for the fiscal year ended
October 31, 2005. The aggregate fees billed in the last two fiscal years ending October 31, 2004 and October 31, 2005 (the "Reporting
Periods") for professional services rendered by PWC for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $72,000 in 2004 and $53,000 in 2005. KPMG has not billed the
Registrant for professional services rendered as of October 31,
2005.

b) Audit-Related Fees. The aggregate fees billed in the Reporting
Periods for assurance and related services by PWC or KPMG that are reasonably related to the performance of the audit of the
Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2004 and $0 in 2005.

In addition, there were no Audit-Related Fees billed in the
Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-
adviser whose role is primarily portfolio management and is
subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Salomon
Brothers Inflation Management Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting
Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by PWC for tax compliance, tax advice and tax planning ("Tax Services") were $6,400 in 2004 and $0 in
2005. These services consisted of (i) review or preparation of U.S.
federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. As of October 31, 2005, KPMG has not billed the Registrant for any Tax Services rendered.

There were no fees billed for tax services by PWC or KPMG to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed for all other non-audit services rendered by PWC to Salomon Brothers Asset Management
(“SBAM”), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Salomon Brothers
Inflation Management Fund Inc., requiring pre-approval by the Audit
Committee for the period May 6, 2003 through October 31, 2004 and for the year ended October 31, 2005, which include the issuance of reports on internal control under SAS No. 70 related to various
Citigroup Asset Management (“CAM”) entities a profitability review of the Adviser and phase 1 pf an analysis of Citigroup’s current and future real estate occupancy requirements in the tri-state area and security risk issues in the New York metro region were $0.0 and $1.3 million, respectively, all of which were pre-approved by the Audit
Committee.

There were no non-audit services rendered by KPMG to SBAM, or any entity controlling, controlled by or under common control with SBAM that provided ongoing services to the Registrant.

All Other Fees. There were no other non-audit services rendered by
PWC or KPMG to Smith Barney Fund Management LLC (“SBFM”), and any
entity controlling, controlled by or under common control with SBFM that provided ongoing services to Salomon Brothers Inflation
Management Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the
Board of each registered investment company (the “Fund”) advised by
Smith Barney Fund Management LLC or Salomon Brothers Asset
Management Inc. or one of their affiliates (each, an “Adviser”)
requires that the Committee shall approve (a) all audit and
permissible non-audit services to be provided to the Fund and (b)
all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service
Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the
Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services
(including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-
audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the
Fund; (ii) financial information systems design and implementation;
(iii) appraisal or valuation services, fairness opinions or
contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services

unrelated to the audit; and (ix) any other service the Public
Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund
(“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the
Committee; (ii) the permissible non-audit services were not
recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Salomon Brothers Inflation Management Fund Inc., the
percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2004 and 2005;
Tax Fees were 100% and 100% for 2004 and 2005; and Other Fees were
100% and 100% for 2004 and 2005.

(f) N/A

(g) Non-audit fees billed by PWC for services rendered to Salomon
Brothers Inflation Management Fund Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon Brothers Inflation Management
Fund Inc. during the reporting period were $6.4 million and $2.7 million for the years ended October 31, 2004 and October 31, 2005, respectively.

Non-audit fees billed by KPMG for services rendered to Salomon
Brothers Inflation Management Fund Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon Brothers Inflation Management
Fund Inc. during the reporting period was $75,000 and $0 for the years ended October 31, 2004 and October 31, 2005, respectively.
Such fees relate to services provided in connection with the transfer agent matter as fully described in the notes to the financial statements.

(h) Yes. The Salomon Brothers Inflation Management Fund Inc.‘s
Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant's independence. All services provided by the Auditor to the Salomon Brothers Inflation Management Fund Inc.
or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange
Act. The Audit Committee consists of the following Board members:

Carol L. Colman
Daniel P. Cronin
Leslie H. Gelb
William R. Hutchinson
Riordan Roett
Jeswald W. Salacuse

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the
Manager. The Manager is part of Citigroup Asset Management (“CAM”), a group of investment adviser affiliates of Citigroup, Inc.
(“Citigroup”). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a
recommendation with regard to proxy votes. However, such
recommendations do not relieve the Manager of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated
position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated
position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

In furtherance of the Manager’s goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the
Manager’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of
interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an
obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s and the
Manager’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The
Manager also maintains and considers a list of significant
relationships that could present a conflict of interest for the
Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant,
publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between
Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.
With respect to a conflict of interest brought to its attention, the
Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

ITEM 8.		[RESERVED]

ITEM 9.		PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.		SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.		CONTROLS AND PROCEDURES.

	(a)	The registrant’s principal executive officer and principal
financial officer have concluded that the registrant’s
disclosure controls and procedures (as defined in Rule 30a-
3(c) under the Investment Company Act of 1940, as amended (the
“1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure
required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b)
under the 1940 Act and 15d-15(b) under the Securities Exchange
Act of 1934.

	(b)	There were no changes in the registrant’s internal control
over financial reporting (as defined in Rule 30a-3(d) under
the 1940 Act) that occurred during the registrant’s last
fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.		EXHIBITS.

	(a)(1)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

	(a)(2)	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

	(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers Inflation Management Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Salomon Brothers Inflation Management Fund Inc.

Date:	January 9, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Salomon Brothers Inflation Management Fund Inc.

Date:	January 9, 2006

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Salomon Brothers Inflation Management Fund Inc.

Date:	January 9, 2006